Exhibit 99.2
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re R.H. Donnelley Corporation	Case No.	09 -11833
	Reporting Period:	November 1- 30, 2009
MONTHLY OPERATING REPORT

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Jenny L. Apker	12/21/09

Signature of Authorized Individual*	Date

Jenny L. Apker	Vice President & Treasurer

Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re R.H. Donnelley Corporation		Case No. 09 -11833
Debtor	Reporting Period:	November 1-30, 2009
Cash Receipts and Disbursements

	For the	For the Period
(in $ Millions)	Period November 1 -30	May 28 - November 30
Cash Receipts
RHD Corp.	$—	$—

Total Cash Receipts	$—	$—

Cash Disbursements
Trade Payables	$(11.9)	$(17.7)
Payroll and Employee Costs	—	0.6
Interest Expense — Notes	—	—
Interest Expense — Term Loans	—	—
Interest Expense — Swaps	—	—
Term Loan Repayments (mandatory)	—	—
Intercompany	13.5	18.2

Total Cash Disbursements	$1.6	$1.1

Reorganization Charges
Adequate Protection Payment	$—	$—
Professional Fees	—	(5.1)

Total Reorganization Charges	$—	$(5.1)

Total Cash Charges	$1.6	$(4.0)
		$—
Net Cash Flow	$1.6	$(4.0)
		$—
		$—
Beginning Bank Balance	$175.8	$181.4
Plus: Net Cash Flow	1.6	(4.0)

Ending Bank Balance	$177.4	$177.4
MOR-1 (Cash)

In re R.H. Donnelley Corporation		Case No. 09 -11833
Debtor	Reporting Period:	November 1- 30, 2009
BANK ACCOUNTS

			11/30/2009
Bank Name	Account Type	Account Number	Bank Balance
Bank of America	Controlled Disbursement	XXXX1044	$50,144.22
Deutsche Bank	Concentration	XXXX5455	$341,900.87
Deutsche Bank	Interest-Bearing Deposit	XXXX4257	Closed
Deutsche Bank	Interest-Bearing Deposit	XXXX4788	$750,003.47
JP Morgan Chase Bank	Interest-Bearing Deposit	XXXX9886	$1,600,231.26

*	Due to the voluminous nature of the bank accounts across all Debtor Entities, the bank statements are not attached to the MOR, but are available upon request from the Debtors.
BANK RECONCILIATIONS

	Operating		Payroll		Tax		Other
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

*	Due to the voluminous nature of the bank account reconciliations across all Debtor Entities, the reconciliations are not attached to the MOR, but are available upon request from the Debtors.
MOR-1a (Bank Rec)

In re R.H. Donnelley Corporation	Case No. 09-11833
Debtor	Reporting Period: November 1-30, 2009
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Voucher	Date	Fees	Expenses	Fees	Expenses
YOUNG CONAWAY STARGATT & TAYLOR	Aug	$37,356.97	R.H. Donnelley Corporation	431729	11/11/2009	$37,356.97		$37,356.97
SIDLEY AUSTIN LLP	Jun/Aug	$2,311,141.80	R.H. Donnelley Corporation	439299, 439300	11/13/2009	$2,311,141.80		$2,311,141.80
ANTON COLLINS MITCHELL LLP	Aug/Sep-09	$10,929.68	R.H. Donnelley Corporation	397975,397976	11/20/2009	$10,929.68		$10,929.68
BLACKSTONE ADVISORY SERVICES L.P.	Aug/Sep-09	$379,974.09	R.H. Donnelley Corporation	431730,435282,435283	11/25/2009	$379,974.09		$379,974.09
COZEN O’CONNER	Aug/Sep-09	$21,960.20	R.H. Donnelley Corporation	431728,431731	11/11/2009	$21,960.20		$21,960.20
DELOITTE FINANCIAL ADVISORY SERVICES LLP	Aug	$171,460.84	R.H. Donnelley Corporation	431789	11/13/2009	$171,460.84		$171,460.84
FTI CONSULTING, INC.	11/13-12/12	$179,996.34	R.H. Donnelley Corporation	431753	11/11/2009	$179,996.34		$179,996.34
GARDEN CITY GROUP	Oct	$195,269.96	R.H. Donnelley Corporation	397664,431735	11/20/2009	$195,269.96		$195,269.96
GRUBB & ELLIS COMPANY	9/30-10/31	$769,468.63	R.H. Donnelley Corporation	397590,397977,397978,397979	11/20/2009	$769,468.63		$769,468.63
MOR-1b (Prof Fees)

In re R.H. Donnelley Corporation	Case No. 09-11833
Debtor	Reporting Period: November 1-30, 2009

Income Statement
	For the Period	For the Period
(In 000’s)	November 1-30	May 28 - November 30

Net revenues	$7,344	$36,243

Production and distribution expenses	—	(3)
Selling and support expenses	9	63
General and administrative expenses	1,393	9,638
Depreciation and amortization	214	1,545
Impairment charges	—	206

Total expenses	1,616	11,449

Interest expense, net	—	31
Minority interest	—	—
Gain on debt transactions, net	—	—

Income (Loss) before reorganization items, net and income taxes	5,728	24,763

Professional fees	116	—
US Trustee fees	—	—
Court fees	—	12
Other	770	99,509

Reorganization items, net	886	99,521

Provision for income taxes	447	8,685

Net income (Loss)	$4,395	$(83,443)

     MOR 2 (Income Statement)

In re R.H. Donnelley Corporation	Case No. 09-11833
Debtor	Reporting Period: November 1-30, 2009

Balance Sheet
As of
(In 000’s)	November 30, 2009

Cash and cash equivalents	$2,647

Billed accounts receivable	—
Unbilled accounts receivable	—

Allowance for doubtful accounts and sales claims	—

Net accounts receivable	—

Intercompany loan receivable	5,000
Deferred directory costs	—
Short-term deferred income taxes, net	24,352
Prepaid expenses and other current assets	8,176

Total current assets	40,175

Fixed assets and computer software, net	5,161

Other non-current assets	2,353,781

Intangible assets, net	—

Total Assets	$2,399,117

Accounts payable and accrued liabilities	$6,686
Accrued interest	—
Deferred directory revenues	—
Due to parent, net	(136,421)
Short Term Deferred Tax	—

Current portion of long-term debt, intercompany	—
Current portion of long-term debt	—

(129,735)

Long-term debt	—
Long-term debt, intercompany	—
Deferred income taxes, net	5,269
Other non-current liabilities	6,868

Total Liabilities Not Subject to Compromise	(117,598)

Liabilities subject to compromise	3,383,888

Common stock	88,169
Intercompany capital	—
Additional paid-in capital	2,635,374
Accumulated deficit	(3,279,026)
Treasury stock	(256,140)
Accumulated other comprehensive loss	(55,501)

Total shareholders’ deficit	(867,124)

Total Liabilities and Shareholders’ Deficit	$2,399,166

MOR 3 (Balance Sheet)

In re R.H. Donnelley Corporation	Case No. 09-11833
Debtor	Reporting Period: November 1-30, 2009
STATUS OF POSTPETITION TAXES

	Beginning	Amount		Ending
	Tax	Withheld or	Amount	Tax
	Liability	Accrued	Paid	Liability
Federal
Withholding	$—	$101,338	$101,338	$—
FICA-Employee	—	29,194	29,194	—
FICA-Employer	—	29,194	29,194	—
Unemployment	—	—	—	—
Income	(3,750)	—	(100)	(3,650)
Other________	—	—	—	—
Total Federal Taxes	$(3,750)	$159,727	$159,627	$(3,650)

State and Local
Withholding	$—	$37,501	$37,501	$—
Sales	—	—	—	—
Excise	—	—	—	—
Unemployment	—	—	—	—
Property	81,575	—	—	81,575
Franchise	418,640	13,752	—	432,392
Total State and Local	500,215	51,253	37,501	513,967
Total Taxes	$496,465	$210,980	$197,128	$510,317
MOR 4 (Taxes)

In re R.H. Donnelley Corporation	Case No. 09-11833
Debtor	Reporting Period: November 1-30, 2009
SUMMARY OF UNPAID POSTPETITION DEBTS

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$254,386.94	$1,521,062.14	$92,302.13	$70,016.35	$222,904.06	$2,160,671.62
Total Postpetition Debts	$254,386.94	$1,521,062.14	$92,302.13	$70,016.35	$222,904.06	$2,160,671.62
MOR 4 (Debts)

In re R.H. Donnelley Corporation	Case No. 09-11833
Debtor	Reporting Period: November 1-30, 2009
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$—
+ Amounts billed during the period	—
- Amounts collected during the period	—
Total Accounts Receivable at the end of the reporting period	$—

Accounts Receivable Aging	Amount
0 - 30 days old	$—
31 - 60 days old	—
61 - 90 days old	—
91+ days old	—
Total Accounts Receivable	—
Amount considered uncollectible (Bad Debt)	—
Accounts Receivable (Net)	$—
MOR 5 (AR Aging)

In re R.H. Donnelley Corporation	Case No. 09-11833
Debtor	Reporting Period: November 1-30, 2009
DEBTOR QUESTIONNAIRE

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X
MOR 5 (Debtor Questionnaire)